EXHIBIT 99.1
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
Accrued Interest Date:                                                                                   Collection Period Ending:
27-Nov-06                                                                                                                  30-Nov-06
Distribution Date:                                BMW Vehicle Owner Trust 2005-A                                            Period #
26-Dec-06                                         ------------------------------                                                  21
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Balances
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                                                                              Initial         Period End
     Receivables                                                       $1,500,000,024       $612,533,555
     Reserve Account                                                       $7,194,411         $7,194,411
     Yield Supplement Overcollateralization                               $61,117,886        $24,067,629
     Overcollateralization                                                       $137         $3,103,743
     Class A-1 Notes                                                     $324,000,000                 $0
     Class A-2 Notes                                                     $457,000,000                 $0
     Class A-3 Notes                                                     $361,000,000       $288,480,183
     Class A-4 Notes                                                     $264,507,000       $264,507,000
     Class B Notes                                                        $32,375,000        $32,375,000

Current Collection Period
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     Beginning Receivables Outstanding                                   $642,543,168
     Collections
        Principal Collections
           Receipts of Scheduled Principal                                $18,347,877
           Receipts of Pre-Paid Principal                                 $10,698,467
           Liquidation Proceeds                                              $489,021
           Principal Balance Allocable to Gross Charge-offs                  $474,247
        Total Principal Reduction                                         $30,009,613

        Interest Collections
           Receipts of Interest                                            $2,418,382
           Servicer Advances                                                  $83,127
           Reimbursement of Previous Servicer Advances                             $0
           Accrued Interest on Purchased Receivables                               $0
           Recoveries                                                         $63,427
           Net Investment Earnings                                            $30,402
        Total Interest Collections                                         $2,595,338

     Total Collections                                                    $32,130,703

     Ending Receivables Outstanding                                      $612,533,555

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                 $108,453
     Current Period Servicer Advance                                          $83,127
     Current Reimbursement of Previous Servicer Advance                            $0
     Ending Period Unreimbursed Previous Servicer Advances                   $191,581

Collection Account
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     Deposits to Collection Account                                       $32,130,703

     Distribution Amounts Due
        Servicing Fees Due                                                   $535,453
        Class A Noteholder Interest Distribution Due                       $2,009,252
        First Priority Principal Distribution Due                                  $0
        Class B Noteholder Interest Distribution Due                         $119,518
        Second Priority Principal Distribution Due                        $25,003,384
        Reserve Account Deposit Due                                                $0
        Regular Principal Distribution Due                                 $3,103,743
        Unpaid Trustee Fees Due                                                    $0

        Amounts Paid to the Servicer                                         $535,453
        Amounts Deposited into Note Distribution Account                  $30,235,897
        Amounts Deposited into Reserve Account                                     $0
        Excess Funds Released to Depositor                                 $1,359,354
     Total Distributions from Collection Account                          $32,130,703

Excess Funds Released to the Depositor
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        Release from Reserve Account                                               $0
        Release from Collection Account                                    $1,359,354
     Total Excess Funds Released to the Depositor                          $1,359,354

Note Distribution Account
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     Amount Deposited from the Collection Account                         $30,235,897
     Interest Distribution to Noteholders                                  $2,128,770
     Principal Distribution to Noteholders                                $28,107,127
     Amount Deposited from the Reserve Account                                     $0
     Amount Paid to Noteholders                                           $30,235,897

Distributions
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     Interest Distributable Amount                                        Current Int         Per $1,000
     Class A-1 Notes                                                               $0              $0.00
     Class A-2 Notes                                                               $0              $0.00
     Class A-3 Notes                                                       $1,065,844              $3.37
     Class A-4 Notes                                                         $943,408              $3.57
     Class B Notes                                                           $119,518              $3.69

     Monthly Principal Distributable Amount                           Current Payment     Ending Balance    Per $1,000        Factor
     Class A-1 Notes                                                               $0                 $0         $0.00         0.00%
     Class A-2 Notes                                                               $0                 $0         $0.00         0.00%
     Class A-3 Notes                                                      $28,107,127       $288,480,183        $88.78        91.12%
     Class A-4 Notes                                                               $0       $264,507,000         $0.00       100.00%
     Class B Notes                                                                 $0        $32,375,000         $0.00       100.00%

Carryover Shortfalls
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                                                                Prior Period Carryover   Current Payment    Per $1,000
     Class A-1 Interest Carryover Shortfall                                        $0                 $0            $0
     Class A-2 Interest Carryover Shortfall                                        $0                 $0            $0
     Class A-3 Interest Carryover Shortfall                                        $0                 $0            $0
     Class A-4 Interest Carryover Shortfall                                        $0                 $0            $0
     Class B Interest Carryover Shortfall                                          $0                 $0            $0


Receivables Data
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                                                                     Beginning Period      Ending Period
     Number of Contracts                                                       39,296             38,476
     Weighted Average Remaining Term                                            33.99              33.06
     Weighted Average Annual Percentage Rate                                    4.21%              4.21%

     Delinquencies Aging Profile End of Period                          Dollar Amount         Percentage
        Current                                                          $557,787,392             91.06%
        1-29 days                                                         $42,676,042              6.97%
        30-59 days                                                         $8,859,041              1.45%
        60-89 days                                                         $1,875,353              0.31%
        90-119 days                                                          $637,641              0.10%
        120+ days                                                            $698,086              0.11%
        Total                                                            $612,533,555            100.00%
        Delinquent Receivables +30 days past due                          $12,070,121              1.97%


     Write-offs
        Gross Principal Write-Offs for Current Period                        $474,247
        Recoveries for Current Period                                         $63,427
        Net Write-Offs for Current Period                                    $410,820

        Cumulative Realized Losses                                         $5,478,807


     Repossessions                                                      Dollar Amount              Units
        Beginning Period Repossessed Receivables Balance                   $1,690,882                 72
        Ending Period Repossessed Receivables Balance                      $1,221,103                 55
        Principal Balance of 90+ Day Repossessed Vehicles                     $26,924                  2


Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                     $25,469,479
     Beginning Period Amount                                              $25,469,479
     Current Distribution Date Required Amount                            $24,067,629
     Current Period Release                                                $1,401,850
     Ending Period Amount                                                 $24,067,629
     Next Distribution Date Required Amount                               $22,703,859

Reserve Account
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     Beginning Period Required Amount                                      $7,194,411
     Beginning Period Amount                                               $7,194,411
     Net Investment Earnings                                                  $30,402
     Beginning Period Required Amount                                      $7,194,411
     Current Period Deposit Amount Due                                             $0
     Current Period Deposit Amount Paid From Collection Account                    $0
     Current Period Release to Note Distribution Account                           $0
     Ending Period Required Amount                                         $7,194,411
     Current Period Release to Depositor                                           $0
     Ending Period Amount                                                  $7,194,411


Overcollateralization
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     Beginning Period Amount                                               $3,604,379
     Ending Period Target Credit Enhancement OC Amount                     $3,103,743
     Ending Period Amount                                                  $3,103,743
     Current Period Release                                                  $500,636

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